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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): January 12, 2005


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                                      48-1135403
 (State or other jurisdiction of incorporation or               (I.R.S. Employer
                  organization)                              Identification Number)

                               8300 College Blvd.
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 12, 2005 Compass Minerals International, Inc. (the "Company") entered into an Employment Letter Agreement (the "Employment Agreement") and Non-Competition, Non-Solicitation and Confidentiality Agreement with Steven P. Wolf, Senior Vice President, Strategy and Development. The Employment Agreement provides for Mr. Wolf's employment as Senior Vice President, Strategy and Development through December 31, 2005, unless the term is shortened or extended by mutual agreement. Under the Employment Agreement, Mr. Wolf will be paid a base salary and is eligible for incentive bonuses based upon the Company meeting or exceeding financial objectives. Mr. Wolf is subject to the certain terms of the Non-Competition, Non-Solicitation and Confidentiality Agreement executed as part of the Employment Agreement at any time he is employed by the Company and for 24 months thereafter. In the event that Mr. Wolf's employment is terminated without Cause or he resigns for Good Reason (as each term is referenced in the Employment Agreement) or if the Employment Agreement is not extended by mutual agreement, he will receive his base pay until the earlier of the second anniversary of his termination date or the day he violates the Employment Agreement or the Non-Competition, Non-Solicitation and Confidentiality Agreement.

         The foregoing descriptions of the Employment Agreement and the Non-Competition, Non-Solicitation and Confidentiality Agreement are qualified in their entirety by reference to the agreements filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference into this Item 1.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired: Not applicable.

(b) Pro Forma Financial Information: Not applicable.

(c) Exhibits:

Exhibit No.             Document
-----------             --------
10.1                    Employment Letter Agreement, dated January 12, 2005, between
                        Steven Wolf and Compass Minerals International, Inc.

10.2                    Non-Competition, Non-Solicitation and Confidentiality
                        Agreement, dated January 12, 2005, between Steven Wolf and Compass Minerals International, Inc.


                                   SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMPASS MINERALS INTERNATIONAL, INC.


Date: January 12, 2005                    /s/ Rodney L. Underdown
                                          --------------------------------------
                                          Rodney L. Underdown
                                          Chief Financial Officer